UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 10, 2017

Global Net Lease, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-37390	45-2771978
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

405 Park Avenue, 14th Floor New York, New York 10022
(Address, including zip code, of Principal Executive Offices) Registrant’s telephone number, including area code: (212) 415-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Scott J. Bowman

On July 10, 2017, Scott J. Bowman notified the board of directors (the “Board”) of Global Net Lease, Inc. (the “Company”) that he intends to resign from his roles as chief executive officer and president of the Company and Global Net Lease Advisors, LLC (the “Advisor”), the Company’s advisor, with effect August 15, 2017, or as of such earlier date as the Board may request. There were no disagreements between Mr. Bowman and the Company. Mr. Bowman advised the Company he will no longer be responsible for any part of any registration statement filed by the Company pursuant to and consistent with 15 U.S.C.§ 77k(b)(l).

Appointment of James Nelson as Chief Executive Officer and President

On July 12, 2017, the Board, with James Nelson abstaining, unanimously approved the appointment of James Nelson, currently a member of the Board, as chief executive officer and president of the Company and the Advisor, effective on or about August 15, 2017.

Mr. Nelson, 67, has served as an independent director, as chairman of the Company’s audit committee and as a member of the nominating and corporate governance committee and conflicts committee since March 2017. Mr. Nelson was the Company’s “audit committee financial expert” as defined by Item 407(d)(5) of Regulation S-K. Effective upon his appointment as chief executive officer and president, Mr. Nelson will resign from all committees of the Board. Mr. Nelson will continue to serve as a member of the Board. There are no related party transactions involving Mr. Nelson that are reportable under Item 404(a) of Regulation S-K.

Item 7.01.	Regulation FD Disclosure.

On July 12, 2017, the Company issued a press release, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K. Such press release shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in Item 7.01, including Exhibit 99.1, shall not be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Press release dated July 12, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 12, 2017	By:	/s/ Scott. J. Bowman
	Name:	Scott. J. Bowman
	Title:	Chief Executive Officer and President